Exhibit 10.3

September 22, 2010

JPMorgan Chase Bank, National Association,

London Branch

c/o J.P. Morgan Securities LLC

277 Park Avenue, 11th Floor

New York, New York 10172

Newell Rubbermaid Inc.

Three Glenlake Parkway

Atlanta, Georgia 30328

Attention: Treasurer

Partial Termination Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain convertible senior note hedge transaction confirmation, dated as of March 24, 2009 (as amended, the “Note Hedge Transaction Confirmation”), between JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) and Newell Rubbermaid Inc. (“Company”), and that certain warrant transaction confirmation, dated as of March 24, 2009 (as amended, the “Warrant Confirmation” and, together with the Note Hedge Transaction Confirmation, the “Confirmations”), between JPMorgan and Company.

The parties hereby agree that as of the date hereof (i) the Note Hedge Transaction Confirmation shall be amended such that (x) the Number of Options shall be 20,309, and (y) the Applicable Percentage shall be 100%, and (ii) the Warrant Confirmation shall be amended such that the Number of Warrants shall be 2,359,865.

In consideration of the foregoing amendments to the Confirmations and notwithstanding anything to the contrary in any of the agreements referenced herein or any other communications between the parties or their representatives (whether written or oral), JPMorgan shall on September 24, 2010 pay to the Company $31,200,000 in immediately available funds, which amount shall be in full and final satisfaction of any amounts owed in connection with the foregoing amendments.

Except as expressly set forth herein, all of the terms and conditions of the Confirmations shall remain in full force and effect and are hereby confirmed in all respects.

Very truly yours,

J.P. MORGAN SECURITIES LLC, as agent for JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH

By:	/s/ Jeffrey Zajkowski
Name:	Jeffrey Zajkowski
Title:	Managing Director

Acknowledged and agreed to by:

NEWELL RUBBERMAID INC.

By:	/s/ Dale L. Metz
Name:	Dale L. Metz
Title:	VP Treasurer